UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-21237
                                    ---------

                              Unified Series Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, IN    46204
--------------------------------------------------------------------------------
      (Address of principal executive offices)             (Zip code)

Terry Gallagher
Unified Fund Services, Inc.
431 N. Pennsylvania St.
Indianapolis, IN 46204
--------------------------------------------------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:     6/30
                          ----------

Date of reporting period: 06/30/2006
                          ----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Registrant's semi-annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are as follows:


                              IMS FAMILY OF FUNDS
                                 ANNUAL REPORT
                                 JUNE 30, 2006

                             IMS CAPITAL VALUE FUND
                           IMS STRATEGIC INCOME FUND
                         IMS STRATEGIC ALLOCATION FUND

                               TABLE OF CONTENTS

Management's Discussion and Analysis ........................................  1
Fund Holdings ............................................................... 11
About Your Fund's Expenses .................................................. 12
Schedules of Investments .................................................... 14
Statements of Assets and Liabilities ........................................ 23
Statements of Operations .................................................... 24
Statements of Changes in Net Assets ......................................... 25
Financial Highlights ........................................................ 28
Notes to the Financial Statements ........................................... 31
Report of Independent Registered Public Accounting Firm ..................... 38
Directors and Officers Chart ................................................ 39
Other Information ........................................................... 42


The Funds' investment objectives, risks, charges, and expenses must be considered carefully before investing. The prospectus contains this and other information about the investment company. Please read it carefully before investing. The prospectus is available at www.imscapital.com. Distributed by Unified Financial Securities, Inc., member NASD.

                              IMS FAMILY OF FUNDS
                      MANAGEMENT'S DISCUSSION AND ANALYSIS

Dear Fellow Shareholders:

We are pleased to present the IMS Family of Funds Annual Report for the fiscal year ended June 30, 2006. This report contains a recap of the economic and market conditions that served as the backdrop for the IMS Funds over the last 12 months, as well as a discussion of the investment strategies used to generate the Funds' returns. We encourage you to read this report carefully and contact us if you have any questions.

Fund News

Assets in the IMS Funds have grown by $75 million (42%) over the last fiscal year. This growth was attributable to a combination of good performance and strong cash flows from new and existing investors, including the addition of several 401(k) plans, which recently added the IMS Capital Value Fund to their investment lineup.

IMS Capital Value Fund has continued to enjoy recognition in the media. During the last quarter, for example, THE WASHINGTON POST, THE SEATTLE TIMES, and INVESTMENT NEWS all ran stories featuring the Fund. For a copy of any of these news articles, please contact us at 1-800-408-8014.

Market News

The equity markets posted good returns for the year ending June 30, despite the market turning quite choppy in May and June. The large cap S&P 500 Index returned 8.64% for the year, the mid cap S&P 400 returned 12.98% and the small cap Russell 2000 returned 14.58%. Against a rising interest rate environment, the Lehman Brothers Aggregate Bond Index, a measurement of investment-grade bonds, was down 0.81% for the year. Conversely, non investment-grade bonds, as measured by the average high yield bond mutual fund according the Lipper Analytical Services, did much better, returning 4.65% for the year.

The Funds' fiscal year was characterized by rising interest rates and inflationary expectations, geopolitical tensions and an increasing concern by investors that strong economic growth might slow and possibly lead to recession. At IMS, we are less pessimistic about the future of the economy. We believe that robust growth in cash flows and corporate profits have provided a strong foundation for the financial markets and we note that the global economy is also improving.

In this environment and always, we seek to serve our investors in the IMS Funds with careful and diligent security selection. Our investment team, now consisting of four seasoned professionals, represents a collective 57 years of total experience, and includes two CFA(R) charter holders and one Chartered Market Technician (CMT). Team members invest personal assets in the IMS Funds, so you have our assurance that we are invested right alongside you, our valued shareholders.

Thank you for your investment in the IMS Funds. We appreciate the opportunity to serve your needs.

Sincerely,


/s/ Carl W. Marker                        /s/ Art Nunes
------------------                        -------------
Carl W. Marker                            Art Nunes
PORTFOLIO MANAGER                         PORTFOLIO MANAGER
IMS Capital Management                    IMS Capital Management


THE GENERAL MARKET VIEWS EXPRESSED IN THIS REPORT REPRESENT THE OPINIONS OF IMS CAPITAL MANAGEMENT AND ARE NOT INTENDED TO PREDICT OR FORECAST THE PERFORMANCE OF ANY OF THE SECURITIES MARKETS, INDICES OR FUNDS MENTIONED. SPECIFIC INFORMATION THAT APPLIES TO THE IMS FUNDS IS CONTAINED IN THE FOLLOWING PAGES.

                             IMS CAPITAL VALUE FUND
                      MANAGEMENT'S DISCUSSION AND ANALYSIS

Dear Shareholder,

For the fiscal year ended June 30, 2006, the IMS Capital Value Fund returned 12.72%. During the same period, the S&P 500 returned 8.64% while the mid cap indices, the S&P MidCap 400 and the Russell Mid Cap Value Index, returned 12.98% and 14.25%, respectively.

As energy continued to rank among the best performing sectors on most major market indices, including the Fund's benchmark, the Russell Mid Cap Value Index, our deliberate underweighting in oil and utilities caused the Fund to lag its benchmark somewhat. We continue our underweighting here because we believe that current energy prices are inflated due to prolonged geopolitical tensions in the Mideast, but we do not believe that high prices can be sustained over the long term. We also note that energy does not enjoy the same type of long-term growth rates the way technology, health care and financial services have.

That said, the strongest performing sectors in the Fund's portfolio over the last 12 months included financial services, due to a combination of good stock selection and a slight overweight relative to the benchmark; technology stocks due to good security selection and a slight overweight compared to the benchmark; and consumer discretionary stocks, as our investments in this category performed well despite weak returns from the sector in general.

Below, for your interest, are highlights of the Fund's top sector and security weightings as of June 30, 2006. A more complete listing of the Fund's investments is shown in the Schedule of Investments section of this report.

Top Five Holdings              % of Portfolio    Top Five Sector Weights    % of Portfolio
-----------------              --------------    -----------------------    --------------
YRC Worldwide                       2.52%        Technology                      23%
AG Edwards                          2.35%        Financial                       19%
Service Corp. International         2.35%        Healthcare                      17%
Manor Care, Inc.                    2.34%        Consumer Cyclicals              11%
Teco Energy                         2.28%        Consumer Staples                10%

Examples of some of the Fund's top performers included E*Trade, in the financial services sector, which was up over 60% due to favorable earnings surprises, a strong overall environment for brokers and some positive strategic acquisitions. Although health care was not the best performing sector in the Fund, we had some extremely strong performers here. For instance, Cephalon, a biopharmaceutical firm headquartered in Frazer, Pennsylvania that develops and markets drugs to treat neurological disorders such as multiple sclerosis, narcolepsy, and Alzheimer's disease, was up over 90% on strong earnings announcements, FDA approval for a new drug and several analyst upgrades. After exceeding our price target of $80 a share, Cephalon started to demonstrate some relative price weakness, meaning that on days when the market went up, the stock did not go up as much as the market. We sold off the stock in March, shortly before it dropped significantly in value. It has since recovered somewhat, but is well below the price we sold it for.

Also in the health care sector, King Pharmaceuticals (KG), was up 63.15% for the period due to earnings surprises and cost cutting initiatives taken by new management. King Pharmaceuticals manufactures, markets and sells branded prescription products.

The Fund was not without its disappointments during the period, however. H&R Block (HRB), in the financial services sector, was down 59%. Perhaps the biggest setback for H&R Block was a lawsuit filed by New York State's Attorney General Eliot Spitzer, which resulted in the company announcing negative earnings surprises. The stock also suffered due to a delayed annual report filing and a downward restatement of earnings.

Another disappointment was Bausch and Lomb (BOL) in the healthcare sector. Bausch and Lomb lost 40.92% after news that one of its contact lens solutions caused a serious eye fungus.

                             IMS CAPITAL VALUE FUND
                      MANAGEMENT'S DISCUSSION AND ANALYSIS

Lastly, Lifepoint Hospitals (LPNT), which operates 53 general and acute care hospitals in nonurban communities in the United States, lost 36.44% for the period due to overall weakness in the hospital sector, negative earnings guidance, small patient volumes and an analyst downgrade.

The Fund closed the quarter with $165 million in assets, and by the time this report reaches you, the Fund will have celebrated its 10th year of operation on August 5, 2006. As always, we appreciate your investment in the IMS Capital Value Fund, and we will work hard to maintain your trust and confidence in the years ahead.

Sincerely,


/s/ Carl W. Marker
-------------------
Carl W. Marker
PORTFOLIO MANAGER

                                           AVERAGE ANNUAL TOTAL RETURNS
                                         (FOR PERIODS ENDED JUNE 30, 2006)

                                                                SINCE INCEPTION
                                     ONE YEAR     FIVE YEAR     (AUGUST 5, 1996)
--------------------------------------------------------------------------------
IMS Capital Value Fund*               12.72%        13.51%           12.68%
Russell Mid-Cap Value Index**         14.25%        13.01%           13.97%
S&P 500 Index**                        8.64%         2.48%            8.51%

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES MUST BE CONSIDERED CAREFULLY BEFORE INVESTING. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING SHAREHOLDER SERVICES AT 1-800-934-5550.

* RETURN FIGURES REFLECT ANY CHANGE IN PRICE PER SHARE AND ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS.
** THE INDICES ARE UNMANAGED BENCHMARKS THAT ASSUME REINVESTMENT OF ALL DISTRIBUTIONS AND EXCLUDE THE EFFECT OF TAXES AND FEES. THE S&P 500 INDEX AND RUSSELL MID-CAP VALUE INDEX ARE WIDELY RECOGNIZED UNMANAGED INDICES OF EQUITY PRICES AND ARE REPRESENTATIVE OF A BROADER MARKET AND RANGE OF SECURITIES THAN ARE FOUND IN THE FUND'S PORTFOLIO. INDIVIDUALS CANNOT INVEST DIRECTLY IN THESE INDICES; HOWEVER, AN INDIVIDUAL CAN INVEST IN EXCHANGE-TRADED FUNDS OR OTHER INVESTMENT VEHICLES THAT ATTEMPT TO TRACK THE PERFORMANCE OF A BENCHMARK INDEX.

                             IMS CAPITAL VALUE FUND
                      MANAGEMENT'S DISCUSSION AND ANALYSIS

COMPARISON OF THE GROWTH OF A $10,000 INVESTMENT IN THE IMS CAPITAL VALUE FUND,
             THE RUSSELL MID-CAP VALUE INDEX AND THE S&P 500 INDEX

 [The following table was represented as a line chart in the printed material.]

                         IMS Capital           Russell Mid-Cap     S&P 500
                          Value Fund             Value Index        Index
                             $32,632                $36,528         $22,449

      8/5/1996             10,000.00              10,000.00       10,000.00
     6/30/1997             12,450.00              13,071.39       13,608.80
    12/31/1997             11,887.89              15,338.19       15,047.96
     6/30/1998             13,235.11              16,437.28       17,711.50
    12/31/1998             13,461.44              16,117.75       19,348.00
     6/30/1999             15,692.44              17,362.08       21,743.29
    12/31/1999             15,855.34              16,099.97       23,418.83
     6/30/2000             16,695.52              15,989.03       23,318.88
    12/31/2000             15,106.14              19,187.89       21,287.19
     6/30/2001             17,315.89              19,814.44       19,862.41
    12/31/2001             17,938.79              19,634.14       18,759.09
     6/30/2002             17,134.49              20,195.33       16,286.87
    12/31/2002             15,939.57              17,740.47       14,610.24
     6/30/2003             20,267.05              20,066.61       16,327.19
    12/31/2003             24,876.49              24,493.78       18,796.97
     6/30/2004             26,642.78              26,249.72       19,443.72
    12/31/2004             28,074.30              30,300.00       20,833.20
     6/30/2005             28,950.64              31,971.05       20,664.79
    12/31/2005             31,011.25              34,132.42       21,858.14
     6/30/2006             32,632.11              36,528.44       22,449.42

THE CHART ABOVE ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON AUGUST 5, 1996 (COMMENCEMENT OF FUND OPERATIONS) AND HELD THROUGH JUNE 30, 2006. THE CHART ALSO ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS ON THE REINVESTMENT DATES DURING THE PERIOD. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE RETURNS SHOWN DO NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL PURCHASE PRICE.

                           IMS STRATEGIC INCOME FUND
                      MANAGEMENT'S DISCUSSION AND ANALYSIS

Dear Shareholder,

The Fund's fiscal year ended June 30, 2006 was favorable for the U.S. and global economies. Strong economic forces can present both challenges and opportunities for the prices of bonds and other income securities. In the case of the IMS Strategic Income Fund, strong profit growth improved the credit quality of high yield bonds such as those owned in the Fund and also enabled stocks, income trusts, and REITs to raise their payouts to investors. On the other hand, the Federal Reserve continued raising short-term rates in an effort to keep the economy and inflation from overheating. Over the last fiscal year, yields on short-term T-bills rose about 200 basis points (2%), and yields on long-term Treasury bonds rose about 100 basis points (1%). Due to the inverse relationship between yields and bond prices, this had the effect of depressing the price of all income securities, especially higher quality bonds. Despite these conditions, the Fund achieved a positive 9.90% return for the year ending June 30, 2006, compared to the Merrill Lynch US Corporate Master Index, down 2.00% for the same period.

Much of the Fund's positive return came from lower quality, high yield bonds, which made up about a third of the portfolio. The combination of relatively higher yields and significant recovery of some weaker credits enabled this sector to outperform government bonds. Our best performing high yield bonds were Level 3 Communications (bulk telecom bandwidth) and Evergreen Aviation (air freight). The next best performing sector was energy-related income trusts. An almost $20 per barrel rise in the price of crude oil during the Fund's fiscal year did wonders for Trinidad Energy Services (drilling), Progress Energy, Vermillion Energy, and Bonavista Energy. Business income trusts, REITs, international and emerging market bonds, and convertible bonds all contributed positive albeit smaller returns to the portfolio.

The 12% of the Fund in investment-grade bonds lost money because of rising interest rates. These bonds were added in the first half of 2006 to reduce the Fund's volatility and improve credit quality ahead of a slowing economy. However, rates rose more than we anticipated, leading to a modest loss in this sector.

For your interest, below please find the largest sector weightings in the Fund as of June 30, 2006. A more complete listing of portfolio holdings is available in the Schedule of Investments section of this report.

      Five largest sectors               % of portfolio
      --------------------               --------------
      High yield bonds                         32%
      Common stocks                            16%
      REITs and other income trusts            15%
      Investment-grade bonds                   12%
      International debt                        7%

As always, we seek to balance the Fund's goal of delivering high current income with safety of principal by investing in income-producing securities that we believe will prosper in the prevailing economic and interest rate environment. The Fund has paid a dividend every month since its inception over three years ago. Shareholders may choose to receive this monthly distribution as cash or reinvest for additional growth potential.

Thank you for your investment in the IMS Strategic Income Fund.

Sincerely,


/s/ Carl W. Marker
------------------
Carl W. Marker
PORTFOLIO MANAGER

                            IMS STRATEGIC INCOME FUND
                      MANAGEMENT'S DISCUSSION AND ANALYSIS

                                                 AVERAGE ANNUAL TOTAL RETURNS
                                              (FOR PERIODS ENDED JUNE 30, 2006)

                                                              SINCE INCEPTION
                                                ONE YEAR    (NOVEMBER 5, 2002)
--------------------------------------------------------------------------------
IMS Strategic Income Fund*                        9.90%            9.69%
Merill Lynch US Corporate Master Index**         -2.00%            5.15%

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES MUST BE CONSIDERED CAREFULLY BEFORE INVESTING. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING SHAREHOLDER SERVICES AT 1-800-934-5550.

* RETURN FIGURES REFLECT ANY CHANGE IN PRICE PER SHARE AND ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS.

** THE INDEX IS AN UNMANAGED BENCHMARK THAT ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND EXCLUDES THE EFFECT OF TAXES AND FEES. THE MERRILL LYNCH US CORPORATE MASTER INDEX IS A WIDELY RECOGNIZED UNMANAGED INDEX OF FIXED INCOME PRICES AND IS REPRESENTATIVE OF A BROADER MARKET AND RANGE OF SECURITIES THAN ARE FOUND IN THE FUND'S PORTFOLIO. INDIVIDUALS CANNOT INVEST DIRECTLY IN THIS INDEX; HOWEVER, AN INDIVIDUAL CAN INVEST IN EXCHANGE- TRADED FUNDS OR OTHER INVESTMENT VEHICLES THAT ATTEMPT TO TRACK THE PERFORMANCE OF A BENCHMARK INDEX.

                           IMS STRATEGIC INCOME FUND
                      MANAGEMENT'S DISCUSSION AND ANALYSIS

                COMPARISON OF THE GROWTH OF A $10,000 INVESTMENT
                        IN THE IMS STRATEGIC INCOME FUND
                 AND THE MERRILL LYNCH US CORPORATE MASTER INDEX

 [The following table was represented as a line chart in the printed material.]

                             IMS Strategic          Merrill Lynch US
                              Income Fund        Corporate Master Index
                                 $14,022                $12,020

         11/5/2002             10,000.00              10,000.00
        12/31/2002             10,566.73              10,478.40
         3/31/2003             11,700.06              10,743.75
         6/30/2003             11,808.85              11,278.43
         9/30/2003             11,657.77              11,275.73
        12/31/2003             11,946.13              11,349.15
         3/31/2004             12,093.05              11,723.70
         6/30/2004             11,669.08              11,333.77
         9/30/2004             11,804.18              11,801.05
        12/31/2004             12,955.93              11,963.66
         3/31/2005             12,546.46              11,853.78
         6/30/2005             12,759.73              12,264.92
         9/30/2005             13,092.35              12,140.52
        12/31/2005             13,094.63              12,197.87
         6/30/2006             14,022.18              12,019.83


THE CHART ABOVE ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON NOVEMBER 5, 2002 (COMMENCEMENT OF FUND OPERATIONS) AND HELD THROUGH JUNE 30, 2006. THE CHART ALSO ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS ON THE REINVESTMENT DATES DURING THE PERIOD. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE RETURNS SHOWN DO NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL PURCHASE PRICE.

                         IMS STRATEGIC ALLOCATION FUND
                      MANAGEMENT'S DISCUSSION AND ANALYSIS

Dear Shareholder,

The IMS Strategic Allocation Fund posted a 6.23% gain for the fiscal year ended June 30, 2006, compared to the Fund's benchmark, the Dow Jones U.S. Moderate Relative Risk Index up 6.31%.

The Fund's fiscal year was characterized by rising interest rates and inflationary expectations, geopolitical tensions and an increasing concern that strong economic growth would slow and possibly lead to recession. These factors contributed to below average performance by large cap stocks and long-term government bonds as evidenced by the 1-year S&P 500 Index return of 8.64% and the 10 Year Treasury Note return of -5.20%.

As you may know, we characterize the IMS Strategic Allocation Fund as an "enhanced" balanced fund, which has the ability to invest in a wide range of equity market capitalizations and styles; REITs; cash; and a wide range of fixed income maturities and types of fixed income, including high yield bonds and emerging market debt, to name a few.

As interest rates rose throughout the period, the Fund's fixed income allocation was maintained at its minimum weighting of about 30%. From July through October, the stock market traded sideways. When the stock market broke out of its trading range in November and started moving higher, we increased the Fund's equity exposure to small and mid cap stocks in order to capitalize on a strengthening market. Our above-market weighting in the small and mid cap stock sectors enabled the Fund to ultimately perform in line with its benchmark for the year.

We employed several strategies throughout the fiscal year that were designed to benefit Fund performance. For instance, we invested in the Japanese stock market in September when our research indicated that Japanese stocks were reversing a 16-year downtrend in prices. This investment ended up being the Fund's strongest performer in the 4th quarter of 2005, up over 11%. In addition, we began adding several REITs that we felt were undervalued to the portfolio in January of 2006. However, two of these REITs underperformed so we sold them at the end of the first quarter.

Meanwhile, we invested the fixed income side of the portfolio across the high yield, adjustable rate and emerging market bond sectors throughout the fiscal year, avoiding the investment-grade sector. As a result, the Fund's overall fixed income allocation preserved its value, comparing favorably to the negative returns generated by the investment-grade bond sector, as evidenced by the -0.81% return by the Lehman Aggregate Bond Index for the one year ending June 30, 2006.

The Fund's best performing equity sector investments overall included small cap stocks, mid cap stocks and international stocks, while our adjustable rate and high yield bonds were the best performing fixed income investments.

Below are the Fund's top five asset allocations as of June 30, 2006, as measured by the underlying securities of the mutual funds and ETFs owned by the IMS Strategic Allocation Fund. A more complete listing of portfolio holdings is contained in the Schedule of Investments section of this report.

TOP FIVE ALLOCATIONS AS OF JUNE 30, 2006

      Asset Category                % of Portfolio
      --------------                --------------
      Mid Cap Value                       18%
      Mid Cap Growth                      13%
      Large Cap Value                     13%
      Large Cap Growth                    12%
      Emerging Market Bonds               11%

                          IMS STRATEGIC ALLOCATION FUND
                      MANAGEMENT'S DISCUSSION AND ANALYSIS

Looking ahead, we disagree with the many Wall Street forecasts that call for a slowing economy this year as we expect very strong economic growth to continue for the rest of 2006. We expect that a combination of positive earnings surprises and the lowest stock valuations in many years will lead to above average returns from stocks for the rest of the year. Since we expect the world's economy to be strong and interest rates to be fairly stable to rising, the Fund intends to continue its minimum fixed income allocation, emphasizing the high yield and emerging market bond sectors and avoiding the investment grade bond sector.

As always, we appreciate your investment in the IMS Strategic Allocation Fund and we look forward to serving your needs in the years ahead.

Sincerely,


/s/ Carl W. Marker                        /s/ Art Nunes
Carl W. Marker                            Art Nunes
CO-PORTFOLIO MANAGER                      CO-PORTFOLIO MANAGER

                                                  AVERAGE ANNUAL TOTAL RETURNS
                                               (FOR PERIODS ENDED JUNE 30, 2006)

                                                                SINCE INCEPTION
                                                  ONE YEAR    (NOVEMBER 5, 2005)
--------------------------------------------------------------------------------
IMS Strategic Allocation Fund*                      6.23%             8.57%
Dow Jones U.S. Moderate Relative Risk Index**       6.31%            11.97%

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES MUST BE CONSIDERED CAREFULLY BEFORE INVESTING. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING SHAREHOLDER SERVICES AT 1-800-934-5550.

* RETURN FIGURES REFLECT ANY CHANGE IN PRICE PER SHARE AND ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS.
** THE INDICES ARE UNMANAGED BENCHMARKS THAT ASSUME REINVESTMENT OF ALL DISTRIBUTIONS AND EXCLUDE THE EFFECT OF TAXES AND FEES. THE DOW JONES U.S. MODERATE RELATIVE RISK INDEX IS A WIDELY RECOGNIZED INDEX OF EQUITY AND FIXED INCOME PRICES AND IS REPRESENTATIVE OF A BROADER MARKET AND RANGE OF SECURITIES THAN IS FOUND IN THE FUND'S PORTFOLIO. INDIVIDUALS CANNOT INVEST DIRECTLY IN THESE INDICES; HOWEVER, AN INDIVIDUAL CAN INVEST IN EXCHANGE TRADED FUNDS OR OTHER INVESTMENT VEHICLES THAT ATTEMPT TO TRACK THE PERFORMANCE OF A BENCHMARK INDEX.

                         IMS STRATEGIC ALLOCATION FUND
                      MANAGEMENT'S DISCUSSION AND ANALYSIS

                COMPARISON OF THE GROWTH OF A $10,000 INVESTMENT
                      IN THE IMS STRATEGIC ALLOCATION FUND
              AND THE DOW JONES U.S. MODERATE RELATIVE RISK INDEX

 [The following table was represented as a line chart in the printed material.]

                                                         Dow Jones
                             IMS Strategic             U.S. Moderate
                             Allocation Fund        Relative Risk Index
                                  $13,504                  $15,113

          11/5/2002             10,000.00                10,000.00
         12/31/2002              9,660.00                10,153.75
          3/31/2003              9,070.00                10,035.57
          6/30/2003             10,560.00                11,264.18
          9/30/2003             10,750.00                11,622.82
         12/31/2003             12,105.81                12,597.20
          3/31/2004             12,560.16                13,038.58
          6/30/2004             12,418.81                13,023.97
          9/30/2004             11,762.53                13,030.11
         12/31/2004             13,559.56                14,004.57
          3/31/2005             12,598.74                13,760.93
          6/30/2005             12,712.52                14,216.20
          9/30/2005             12,919.40                14,605.47
         12/31/2005             13,152.61                14,844.70
          6/30/2006             13,504.34                15,113.13


THE CHART ABOVE ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON NOVEMBER 5, 2002 (COMMENCEMENT OF FUND OPERATIONS) AND HELD THROUGH JUNE 30, 2006. THE CHART ALSO ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS ON THE REINVESTMENT DATES DURING THE PERIOD. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE RETURNS SHOWN DO NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL PURCHASE PRICE.

                              IMS FAMILY OF FUNDS
                           FUND HOLDINGS (UNAUDITED)


           IMS CAPITAL VALUE FUND PORTFOLIO HOLDINGS JUNE 30, 2006(1)

 [The following table was represented as a bar chart in the printed material.]

Common Stock of Companies with Market Cap $1 to $15 Billion               83.28%
Money Market Securities (Cash)                                            10.45%
Common Stock of Other Companies                                           10.52%
Other                                                                     -4.25%

(1)   As a percent of net assets.

The Capital Value Fund invests primarily in the common stocks of mid-sized U.S. companies. Companies selected generally will have total market capitalization of $1 to $15 billion.


          IMS STRATEGIC INCOME FUND PORTFOLIO HOLDINGS JUNE 30, 2006(1)

 [The following table was represented as a bar chart in the printed material.]

Fixed Income Securities                                                   63.52%
Equity Securities                                                         15.73%
Income Trusts                                                             14.87%
Other                                                                      5.88%

(1)   As a percent of net assets.

The Strategic Income Fund's advisor, IMS Capital Management, Inc., has the flexibility to invest in a broad range of income- producing securities in order to produce current income.

                              IMS FAMILY OF FUNDS
                           FUND HOLDINGS (UNAUDITED)

       IMS STRATEGIC ALLOCATION FUND PORTFOLIO HOLDINGS JUNE 30, 2006(1)

 [The following table was represented as a bar chart in the printed material.]

Equity Securities                                                         68.69%
Fixed Income Securities                                                   21.36%
Money Market Securities (Cash)                                             5.35%
Real Estate Investment Trusts (REIT's)                                     2.35%
Other                                                                      2.25%

(1) As a percent of net assets.

Based on its assessment of various segments of the market, the Advisor will shift the Strategic Allocation Fund's assets among four broad classes: equities, fixed income, companies that invest in real estate (such as REITs) and cash equivalents.

AVAILABILITY OF PORTFOLIO SCHEDULE - (UNAUDITED)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Qs are available at the SEC's website at www.sec.gov. The Funds' Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SUMMARY OF FUNDS' EXPENSES - (UNAUDITED)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 through June 30, 2006).

Actual Expenses

The first line of the table on page 13 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                              IMS FAMILY OF FUNDS
                           FUND HOLDINGS (UNAUDITED)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

                                                                 EXPENSES PAID
                          BEGINNING              ENDING          DURING PERIOD*
                        ACCOUNT VALUE        ACCOUNT VALUE      JANUARY 1, 2006-
IMS FUNDS              JANUARY 1, 2006       JUNE 30, 2006       JUNE 30, 2006
--------------------------------------------------------------------------------
CAPITAL VALUE FUND
Actual                    $1,000.00            $1,052.27             $7.57
Hypothetical**            $1,000.00            $1,017.42             $7.44
--------------------------------------------------------------------------------
INCOME FUND
Actual                    $1,000.00            $1,026.74             $9.86
Hypothetical**            $1,000.00            $1,015.07             $9.80
--------------------------------------------------------------------------------
ALLOCATION FUND
Actual                    $1,000.00            $1,070.84             $8.08
Hypothetical**            $1,000.00            $1,016.99             $7.87
--------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUNDS' ANNUALIZED EXPENSE RATIOS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE PARTIAL YEAR PERIOD). THE ANNUALIZED EXPENSE RATIOS FOR THE CAPITAL VALUE FUND, ALLOCATION FUND AND THE INCOME FUND WERE 1.49%, 1.57%, AND 1.96%, RESPECTIVELY.

**    ASSUMES A 5% ANNUAL RETURN BEFORE EXPENSES.

                             IMS CAPITAL VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006

COMMON STOCKS - 91.15%                               SHARES           VALUE
                                                  ------------    ------------
AEROSPACE TECHNOLOGIES - 0.76%
Alliant Techsystems, Inc.(a)                            16,600    $  1,267,410
                                                                  ------------
BANKS & FINANCIAL SERVICES - 10.80%
A.G. Edwards, Inc.                                      70,400       3,894,528
AmSouth Bancorporation                                 105,500       2,790,475
E*Trade Group, Inc.(a)                                 138,400       3,158,288
Huntington Bancshares, Inc.                            125,300       2,954,574
Northern Trust Corp.                                    64,300       3,555,790
T. Rowe Price Group, Inc.                               40,200       1,519,962
                                                                  ------------
                                                                    17,873,617
                                                                  ------------
BIOLOGICAL PRODUCTS - 1.73%
Biogen Idec, Inc.(a)                                    61,800       2,863,194
                                                                  ------------
BUILDERS - 1.90%
Meritage Homes Corp.(a)                                 33,800       1,597,050
Toll Brothers, Inc.(a)                                  60,300       1,541,871
                                                                  ------------
                                                                     3,138,921
                                                                  ------------
CHEMICALS - 1.49%
Lyondell Chemical Company                              109,100       2,472,206
                                                                  ------------
COMMUNICATIONS - 4.71%
Centurytel, Inc.                                        86,700       3,220,905
Harris Corp. 44,400                                  1,843,044
Tellabs, Inc.(a)                                       205,500       2,735,205
                                                                  ------------
                                                                     7,799,154
                                                                  ------------
COMPUTER RELATED SERVICES & EQUIPMENT - 14.52%
Amdocs Ltd.(a)                                          88,500       3,239,100
BISYS Group, Inc.(a)                                   197,000       2,698,900
CheckFree Corp.(a)                                      51,600       2,557,296
Check Point Software Technologies Ltd.(a)               78,400       1,378,272
Citrix Systems, Inc.(a)                                 78,000       3,130,920
Computer Sciences Corp.(a)                              51,200       2,480,128
Emulex Corp.(a)                                        100,000       1,627,000
Intuit, Inc.(a)                                         57,300       3,460,347
United Online, Inc.                                    144,400       1,732,800
Verisign, Inc.(a)                                       74,700       1,730,799
                                                                  ------------
                                                                    24,035,562
                                                                  ------------
ELECTRICAL COMPONENTS - 7.18%
Arrow Electronics, Inc.(a)                              64,700       2,083,340
Avnet, Inc.(a)                                         116,800       2,338,336
LSI Logic Corp.(a)                                     267,100       2,390,545

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             IMS CAPITAL VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006

COMMON STOCKS - 91.15% (CONTINUED)                   SHARES           VALUE
                                                  ------------    ------------
ELECTRICAL COMPONENTS (CONTINUED)
Thomas & Betts Corporation(a)                           51,900    $  2,662,470
OmniVision Technologies, Inc.(a)                       113,900       2,405,568
                                                                  ------------
                                                                    11,880,259
                                                                  ------------
ENTERTAINMENT - 2.14%
Marvel Entertainment, Inc.(a)                          176,900       3,538,000
                                                                  ------------
FINANCIAL SERVICES - 2.24%
SEI Investment Co.                                      75,900       3,709,992
                                                                  ------------
FOOD & BEVERAGE - 4.97%
Del Monte Foods Company                                307,000       3,447,610
PepsiAmericas, Inc.                                     74,900       1,656,039
Tyson Foods, Inc. - Class A                            209,900       3,119,114
                                                                  ------------
                                                                     8,222,763
                                                                  ------------
HEALTHCARE - 8.15%
Apria Healthcare Group, Inc.(a)                        126,200       2,385,180
Gentiva Health Services, Inc.(a)                       169,500       2,717,085
Hillenbrand Industries, Inc.                            64,700       3,137,950
LifePoint Hospitals, Inc.(a)                            43,300       1,391,229
Manor Care, Inc.                                        82,500       3,870,900
                                                                  ------------
                                                                    13,502,344
                                                                  ------------
INSURANCE - 5.44%
Aon Corp.                                               87,800       3,057,196
Lincoln National Corp.                                  59,100       3,335,604
Nationwide Financial Services, Inc. - Class A           59,500       2,622,760
                                                                  ------------
                                                                     9,015,560
                                                                  ------------
PERSONAL SERVICES - 5.73%
Equifax, Inc.                                           69,200       2,376,328
H & R Block, Inc.                                      135,200       3,225,872
Service Corporation International                      477,800       3,889,292
                                                                  ------------
                                                                     9,491,492
                                                                  ------------
PHARMACEUTICAL GOODS - 7.09%
Bausch & Lomb, Inc.                                     57,200       2,805,088
Biovail Corp.                                          120,300       2,816,223
King Pharmaceuticals, Inc.(a)                          202,400       3,440,800
Watson Pharmaceuticals, Inc.(a)                        114,800       2,672,544
                                                                  ------------
                                                                    11,734,655
                                                                  ------------
PLASTIC PRODUCTS - 1.96%
Newell Rubbermaid, Inc.                                125,500       3,241,665
                                                                  ------------

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             IMS CAPITAL VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006

COMMON STOCKS - 91.15% (CONTINUED)                   SHARES            VALUE
                                                  ------------    ------------
REFUSE SYSTEMS - 1.71%
Republic Services, Inc.                                 70,200    $  2,831,868
                                                                  ------------
RETAIL - 3.38%
Rite Aid Corp. (a)                                     766,000       3,247,840
Safeway, Inc.119,300                                                 3,101,800
                                                                  ------------
                                                                     6,349,640
                                                                  ------------
TRUCKING - 2.52%
YRC Worldwide, Inc.(a)                                  99,200       4,177,312
                                                                  ------------
UTILITY - 2.28%
Teco Energy, Inc.                                      252,400       3,770,856
                                                                  ------------
TOTAL COMMON STOCKS (COST $130,532,641)                            150,916,470
                                                                  ------------
INCOME TRUSTS - 2.65%
Eveready Income Fund                                   280,000       1,755,600
Trinidad Energy Services Income Trust                  165,000       2,625,150
                                                                  ------------
TOTAL INCOME TRUSTS (COST $3,361,484)                                4,380,750
                                                                  ------------
MONEY MARKET SECURITIES - 10.45%
Federated Prime Obligations Fund -
Institutional Shares, 4.96%(b)                      17,305,338      17,305,338
                                                                  ------------
TOTAL MONEY MARKET SECURITIES
(COST $17,305,338)                                                  17,305,338
                                                                  ------------
TOTAL INVESTMENTS
(COST $151,199,463) - 104.25%                                     $172,602,558
                                                                  ------------
LIABILITIES IN EXCESS OF OTHER ASSETS - (4.25)%                     (7,040,982)
                                                                  ------------
TOTAL NET ASSETS - 100.00%                                        $165,561,576
                                                                  ============

(A)   NON-INCOME PRODUCING.
(B)   VARIABLE RATE SECURITY; THE RATE SHOWN REPRESENTS THE YIELD AT JUNE 30,
      2006.

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            IMS STRATEGIC INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006

COMMON STOCKS - 15.73%                               SHARES           VALUE
                                                  ------------    ------------
FOOD & BEVERAGE - 2.32%
B&G Foods, Inc.                                         41,000    $    664,610
ConAgra Foods, Inc.                                     41,200         910,932
                                                                  ------------
                                                                     1,575,542
                                                                  ------------
INVESTMENT MANAGEMENT - 3.25%
AllianceBernstein Holding LP                            11,600         709,224
Allied Capital Corp.                                    32,000         920,640
MCG Capital Corp.                                       36,300         577,170
                                                                  ------------
                                                                     2,207,034
                                                                  ------------
NATURAL GAS - 1.24%
Enterprise Products Partners LP                         33,900         844,110
                                                                  ------------
PHARMACEUTICAL PREPARATIONS - 1.38%
Pfizer, Inc.                                            40,000         938,800
                                                                  ------------
PLASTIC PRODUCTS - 0.96%
Tupperware Brands Corp.                                 33,000         649,770
                                                                  ------------
SERVICES - 2.07%
Bally Total Fitness Holding Corp.(a)                     2,667          18,082
The ServiceMaster Company                               57,000         588,810
Traffix, Inc.                                          147,600         795,564
                                                                  ------------
                                                                     1,402,456
                                                                  ------------
TELEPHONE COMMUNICATIONS - 1.15%
Verizon Communications, Inc.                            23,300         780,317
                                                                  ------------
TOBACCO PRODUCTS - 1.04%
UST, Inc.                                               15,700         709,483
                                                                  ------------
UTILITIES - 2.32%
Ameren Corp.                                            17,900         903,950
Teco Energy, Inc.                                       44,800         669,312
                                                                  ------------
                                                                     1,573,262
                                                                  ------------
TOTAL COMMON STOCKS (COST $11,293,986)                              10,680,774
                                                                  ------------

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            IMS STRATEGIC INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006

PREFERRED SECURITIES - 10.34%                        SHARES           VALUE
                                                  ------------    ------------
PREFERRED SECURITIES - 6.67%
Connecticut Power & Light, 4.500%                       18,000    $    680,063
Dillards Capital Trust I, 7.500%                        21,500         518,150
Hillman Group Capital Trust, 11.600%                    49,400       1,358,500
Metropolitan Mortgage & Securities, Inc.,
0.000%(a) (b)                                           63,400              --
Pacific Enterprises, $4.40                              11,150         926,008
Western United Holding, 7.100%(a) (c)                   74,836       1,047,704
                                                                  ------------
                                                                     4,530,425
                                                                  ------------
CONVERTIBLE PREFERRED SECURITIES - 3.67%
AES Trust III, 6.750%                                   11,500         546,250
Felcor Lodging Trust, Inc., $1.95                       57,400       1,399,986
United Rentals Trust, 6.500%                            11,500         546,250
                                                                  ------------
                                                                     2,492,486
                                                                  ------------
TOTAL PREFERRED SECURITIES (COST $8,755,008)                         7,022,911
                                                                  ------------
MUTUAL FUNDS - 8.16%

CLOSED-END MUTUAL FUNDS - 2.87%
Aberdeen Asia-Pacific Income Fund, Inc.                108,000         644,760
Blackrock Income Trust                                 105,000         641,550
Flaherty & Crumrine/Claymore Preferred
Securities Income Fund                                  34,000         663,000
                                                                  ------------
                                                                     1,949,310
                                                                  ------------
OPEN-END MUTUAL FUNDS - 5.29%
Fidelity Advisor Floating Rate Income Fund             190,332       1,884,290
J.P. Morgan Emerging Markets Debt Fund                  91,270         723,771
Payden Global Fixed Income Fund                        109,935         981,718
                                                                  ------------
                                                                     3,589,779
                                                                  ------------
TOTAL MUTUAL FUNDS (COST $5,728,507)                                 5,539,089
                                                                  ------------
INCOME TRUSTS - 14.87%

OIL ROYALTY TRUSTS - 1.14%
Bonavista Energy Trust                                  24,800         777,480
                                                                  ------------
BUSINESS TRUSTS - 8.50%
Eveready Income Fund                                   157,000         984,390
Keystone North America, Inc.                           100,000         744,000
Medical Facilities Corporation                          50,000         412,000
Student Transport of America, Inc.                      53,800         561,672
Connors Brothers Income Fund                            83,200         864,448
Sun Gro Horticulture Income Fund                        88,000         561,440

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            IMS STRATEGIC INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006

INCOME TRUSTS - CONTINUED                            SHARES           VALUE
                                                  ------------    ------------
BUSINESS TRUSTS - CONTINUED
Swiss Water Decaffeinated Coffee Income Fund            70,800    $    665,520
TransForce Income Fund                                  64,525         979,490
                                                                  ------------
                                                                     5,772,960
                                                                  ------------
REAL ESTATE INVESTMENT TRUSTS - 5.23%
Apartment Investment & Management Co.                   15,300         664,785
Lakeview Hotel Real Estate Investment Trust            547,400       1,494,402
Thornburg Mortgage, Inc.                                50,000       1,393,500
                                                                  ------------
                                                                     3,552,687
                                                                  ------------
TOTAL INCOME TRUSTS (COST $9,214,061)                               10,103,127
                                                                  ------------

                                                   PRINCIPAL
CORPORATE BONDS - 45.02%                             AMOUNT
                                                  ------------
AES Dominicana Energia, 11.000%, 12/13/2015 (d)   $    900,000         891,000
Allied Waste North America, 7.375%, 4/15/2014          900,000         859,500
AutoZone, Inc., 5.500%, 11/15/2015                     850,000         768,050
Avondale Mills, Inc., 11.500%, 07/01/2012 (e)        1,000,000       1,030,000
Axtel SA, 11.000%, 12/15/2013                          358,000         393,800
Bally Total Fitness Holdings, Series D, 9.875%,
10/15/2007                                             600,000         592,500
CCH I LLC, 11.000%, 10/01/2015                         861,000         757,680
CenturyTel, Inc., 5.000%, 02/15/2015                   700,000         618,271
Cenveo Corp., 7.875%, 12/01/2013                     1,500,000       1,470,000
Comcast Corp., 5.300%, 01/15/2014                    1,000,000         942,264
Dobson Communications Corp., 8.875%, 10/1/2013         600,000         592,500
Deluxe Corp., 5.000%, 12/15/2012                       950,000         788,246
Evergreen International Aviation, Inc., 12.000%,
05/15/2010                                           1,000,000       1,030,000
Fairfax Financial Holdings, 7.375%, 4/15/2018        1,525,000       1,273,375
Finlay Fine Jewelry Corp., 8.375%, 06/01/2012          800,000         700,000
General Motors, 6.375%, 5/01/2008                    1,650,000       1,579,875
General Nutrition Centers, Inc., 8.500%,
12/01/2010                                             800,000         778,000
Knight Ridder, Inc., 5.750%, 09/01/2017                900,000         814,125
Level 3 Communications, Inc., 11.250%,
3/15/2010                                            2,000,000       1,980,000
Limited Brands, Inc., 5.250%, 11/01/2014               850,000         777,605
Lucent Technologies, 6.450%, 3/15/2029               2,000,000       1,710,000
Mercer International, Inc., 9.250%, 02/15/2013         750,000         671,250
Mothers Work, Inc., 11.250%, 08/01/2010                700,000         736,750
Pinnacle Foods Holding, 8.250%, 12/01/2013             600,000         592,500
Qwest Capital Funding, 7.625%, 8/3/2021              1,475,000       1,375,438
Remington Arms Company, 10.500%, 2/1/2011            1,200,000       1,038,000
Rite Aid Corp., 9.250%, 06/01/2013                   1,100,000       1,061,500
Southern Copper Corp., 6.375%, 07/27/2015              600,000         576,612
Tenet Healthcare Corp., 6.375%, 12/1/2011            1,200,000       1,077,000

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           IMS STRATEGIC INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2006

                                                   PRINCIPAL
CORPORATE BONDS - CONTINUED                          AMOUNT           VALUE
                                                  ------------    ------------
Tiete Certs Grantor Trust, 11.500%,
04/15/2016 (d)                                    $    478,125    $    525,937
Verizon Communications, 5.850%, 09/15/2035             700,000         610,928
Vitro Envases Norteamerica, SA, 10.750%,
0723/2011 (d)                                          500,000         517,500
Wendy's International, 6.200%, 06/15/2014              800,000         777,343
Ziff Davis Media, Inc., 11.14875%,
05/01/2012 (f)                                         700,000         663,250
                                                                  ------------
TOTAL CORPORATE BONDS (COST $30,162,939)                            30,570,799
                                                                  ------------
REVERSE CONVERTIBLE CORPORATE BONDS - 0.88%
Rabo Securities, 11.000%, 01/25/2007
convertible to Apple Computer                          700,000         601,510
                                                                  ------------
TOTAL REVERSE CONVERTIBLE CORPORATE BONDS
(COST $689,766)                                                        601,510
                                                                  ------------
CERTIFICATES OF DEPOSIT - 0.23%
Summit Securities CD, 8.50%, 11/29/2007 (a)(g)         250,000          70,000
Summit Securities CD, 8.50%, 12/26/2007 (a)(g)         300,000          84,000
                                                                  ------------
TOTAL CERTIFICATES OF DEPOSIT (COST $550,000)                          154,000
                                                                  ------------
TOTAL INVESTMENTS (COST $66,394,267) - 95.23%                     $ 64,672,210
                                                                  ------------
OTHER ASSETS IN EXCESS OF LIABILITIES - 4.77%                        3,239,133
                                                                  ------------
TOTAL NET ASSETS - 100.00%                                        $ 67,911,343
                                                                  ============

(a)   NON-INCOME PRODUCING.

(b) AS OF JUNE 30, 2006, THIS SECURITY IS CURRENTLY VALUED ACCORDING TO FAIR VALUE PROCEDURES APPROVED BY THE TRUST.

(c) AS OF JUNE 30, 2006, SUBSIDIARY COMPANIES HAVE FILED BANKRUPTCY. THIS SECURITY IS CURRENTLY VALUED ACCORDING TO FAIR VALUE PROCEDURES APPROVED BY THE TRUST.

(d)   RESTRICTED SECURITY UNDER RULE 144A OF THE SECURITIES ACT OF 1933.

(e) PRIVATE PLACEMENT AND RESTRICTED SECURITY UNDER RULE 144A OF THE SECURITIES ACT OF JUNE 30, 2006, THIS SECURITY IS CURRENTLY 1933. AS OF VALUED ACCORDING TO FAIR VALUE PROCEDURES APPROVED BY THE TRUST.

(f)   VARIABLE RATE SECURITY; THE RATE SHOWN REPRESENTS THE RATE AT JUNE 30,
      2006.

(g) AS OF JUNE 30, 2006, COMPANY HAS FILED BANKRUPTCY. ALL INTEREST AND PRINCIPAL PAYMENTS HAVE BEEN HALTED. THIS SECURITY IS CURRENTLY VALUED ACCORDING TO FAIR VALUE PROCEDURES APPROVED BY THE TRUST.

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                          IMS STRATEGIC ALLOCATION FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006

                                                   PRINCIPAL
CORPORATE BONDS - 9.42%                              AMOUNT           VALUE
                                                  ------------    ------------
Allied Waste North America, 7.375%, 04/15/2014    $    200,000    $    191,000
CCH I LLC, 11.000%, 10/01/2015                         172,000         151,360
Cenveo Corp., 7.875%, 12/01/2013                       200,000         196,000
Evergreen International Aviation, 12.000%,
05/15/2010                                             260,000         267,800
Level 3 Communications, 11.250%, 03/15/2010            200,000         198,000
Lucent Technologies, 6.450%, 03/15/2029                400,000         342,000
Mercer International, Inc., 9.250%, 02/15/2013         200,000         179,000
Remington Arms Co., 10.500%, 02/01/2011                200,000         173,000
Tenet Healthcare, 6.375%, 12/01/2011                   200,000         179,500
                                                                  ------------
TOTAL CORPORATE BONDS (COST $1,873,395)                              1,877,660
                                                                  ------------

EXCHANGE TRADED FUNDS - 68.69%                       SHARES
                                                  ------------
iShares MSCI Japan Index Fund                          100,300       1,368,092
iShares S&P 500 / BARRA Value Index Fund                18,900       1,298,619
iShares S&P MidCap 400 / BARRA Growth
Index Fund                                              13,200       1,012,704
iShares S&P MidCap 400 / BARRA Value
Index Fund                                              35,000       2,608,550
iShares S&P SmallCap 600 / BARRA Value
Index Fund                                              16,000       1,111,200
Rydex S&P Equal Weight Fund                            146,400       6,287,880
                                                                  ------------
TOTAL EXCHANGE TRADED FUNDS (COST $11,386,610)                      13,687,045
                                                                  ------------
MUTUAL FUNDS - 11.35%
AllianceBernstein Emerging Markets Debt Fund            98,092         825,938
Alliance World Dollar Government Fund                   49,700         591,430
Fidelity New Markets Income Fund                        59,543         844,319
                                                                  ------------
TOTAL MUTUAL FUNDS (COST $2,330,527)                                 2,261,687
                                                                  ------------
REAL ESTATE INVESTMENT TRUST - 2.35%
Apartment Investment & Management Company                5,600         243,320
Strategic Hotels & Resorts, Inc.                        10,800         223,992
                                                                  ------------
TOTAL REAL ESTATE INVESTMENT TRUST
(COST $476,078)                                                        467,312
                                                                  ------------
CONVERTIBLE PREFERRED SECURITIES - 0.59%
Felcore Lodging Trust, Inc., Series A, $1.95             4,800         117,072
                                                                  ------------
TOTAL CONVERTIBLE PREFERRED SECURITIES
(COST $117,308)                                                        117,072
                                                                  ------------

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         IMS STRATEGIC ALLOCATION FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006

MONEY MARKET SECURITIES - 5.35%                      SHARES           VALUE
                                                                  ------------
Federated Prime Obligations Fund -
Institutional Shares, 4.96%(b)                       1,065,916    $  1,065,916
                                                                  ------------
TOTAL MONEY MARKET SECURITIES (COST $1,065,916)                      1,065,916
                                                                  ------------
TOTAL INVESTMENTS (COST $17,249,834) - 97.75%                     $ 19,476,692
                                                                  ------------
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.25%                          448,743
                                                                  ------------
TOTAL NET ASSETS - 100.00%                                        $ 19,925,435
                                                                  ============

(a)   NON-INCOME PRODUCING.

(b)   VARIABLE RATE SECURITY; THE RATE SHOWN REPRESENTS THE YIELD AT JUNE 30,
      2006.

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               IMS FAMILY OF FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                  JUNE 30, 2006

                                                                         IMS CAPITAL    IMS STRATEGIC    IMS STRATEGIC
                                                                          VALUE FUND      INCOME FUND   ALLOCATION FUND
                                                                         ------------   -------------   ---------------
ASSETS
Investments in securities:
  At cost                                                                $151,199,463    $ 66,394,267     $ 17,249,834
                                                                         ============    ============     ============
  At value                                                               $172,602,558    $ 64,672,210     $ 19,476,692

Dividends receivable                                                          182,307         187,035           25,196
Receivable for fund shares sold                                               266,655          25,590              518
Receivable for investments sold                                                    --       4,745,354          422,371
Prepaid expenses                                                               15,461           4,321            3,147
Interest receivable                                                            92,433         581,415           44,731
                                                                         ------------    ------------     ------------
  TOTAL ASSETS                                                            173,159,414      70,215,925       19,972,655
                                                                         ------------    ------------     ------------
LIABILITIES
Payable to custodian (cash overdraft)                                              --       2,192,769               --
Payable to advisor                                                            163,366          72,264           23,273
Accrued expenses                                                               28,184          21,614           16,635
Payable to Administrator, Fund Accountant, & Transfer Agent                    22,650          10,595            6,395
Payable to trustees and officers                                                  367             367              367
Payable for fund shares redeemed                                               10,092           6,973              550
Payable for investments purchased                                           7,373,179              --               --
                                                                         ------------    ------------     ------------
  TOTAL LIABILITIES                                                         7,597,838       2,304,582           47,220
                                                                         ------------    ------------     ------------
NET ASSETS:                                                              $165,561,576    $ 67,911,343     $ 19,925,435
                                                                         ============    ============     ============
NET ASSETS CONSIST OF:
Paid in capital                                                          $140,294,067    $ 69,298,588     $ 17,765,728
Accumulated undistributed net investment income                                    --              --           51,262
Accumulated undistributed net realized gain
  (loss) on Investments                                                     3,864,414         334,812         (118,413)
Net unrealized appreciation (depreciation)
  on Investments                                                           21,403,095      (1,722,057)       2,226,858
                                                                         ------------    ------------     ------------
                                                                         $165,561,576    $ 67,911,343     $ 19,925,435
                                                                         ============    ============     ============
Shares outstanding
  (unlimited number of shares authorized)                                   8,391,789       6,391,069        1,573,119
                                                                         ------------    ------------     ------------
NET ASSET VALUE AND OFFERING
  PRICE PER SHARE                                                        $      19.73    $      10.63     $      12.67
                                                                         ============    ============     ============
REDEMPTION PRICE PER SHARE (A)                                           $      19.63    $      10.58     $      12.61
                                                                         ============    ============     ============

(a) THE REDEMPTION PRICE PER SHARE REFLECTS A REDEMPTION FEE OF 0.50% ON SHARES REDEEMED WITHIN 90 DAYS OF PURCHASE.

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               IMS FAMILY OF FUNDS
                            STATEMENTS OF OPERATIONS
                     FOR THE FISCAL YEAR ENDED JUNE 30, 2006

                                                                         IMS CAPITAL     IMS STRATEGIC    IMS STRATEGIC
                                                                          VALUE FUND       INCOME FUND    ALLOCATION FUND
                                                                         ------------    -------------    -------------
INVESTMENT INCOME
Dividend income (net of foreign withholding tax
  of $33,103, $118,546, and $0, respectively)                            $  1,170,112     $  2,443,155     $    414,801
Interest income                                                               523,432        3,118,280          252,093
                                                                         ------------     ------------     ------------
  TOTAL INCOME                                                              1,693,544        5,561,435          666,894
                                                                         ------------     ------------     ------------
EXPENSES
Investment advisor fees                                                     1,577,119          864,282          284,121
Administration expenses                                                        95,909           63,071           30,000
Transfer agent expenses                                                        80,081           31,814           26,497
Fund accounting expenses                                                       50,418           31,814           19,333
Insurance expenses                                                              6,694            4,508            3,074
Registration expenses                                                          10,837            3,468            1,359
Legal expenses                                                                 16,166           19,092           15,556
Audit expenses                                                                  6,429           12,065           17,132
Printing expenses                                                              17,130           11,357            1,657
Custodian expenses                                                             17,407           12,381            3,615
Trustee and officer expenses                                                   10,635           10,635           10,645
Pricing expenses                                                                4,525            7,846            3,438
24f-2 fees expense                                                              6,917            1,805              362
Miscellaneous expenses                                                          4,641            3,820            2,376
Recouped reimbursement (a)                                                         --               --           22,535
                                                                         ------------     ------------     ------------
  TOTAL EXPENSES BEFORE WAIVER OF FEES                                      1,904,908        1,077,958          441,700
Waived advisory fees (a)                                                      (44,490)              --               --
                                                                         ------------     ------------     ------------
Net expenses                                                                1,860,418        1,077,958          441,700
                                                                         ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                                                 (166,874)       4,483,477          225,194
                                                                         ------------     ------------     ------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Investment securities                                                     3,945,231        2,465,114          249,293
  Options                                                                          --           33,600               --
Capital gain dividends from investments                                            --          122,279           15,744
Change in unrealized appreciation (depreciation) on:
  Investments                                                               8,692,923         (768,046)         974,067
  Options                                                                          --           (4,857)              --
                                                                         ------------     ------------     ------------
Net realized and unrealized gain (loss) on investment securities           12,638,154        1,848,090        1,239,104
                                                                         ------------     ------------     ------------
Net Increase in Net Assets Resulting from Operations                     $ 12,471,280     $  6,331,567     $  1,464,298
                                                                         ============     ============     ============

(a)   SEE NOTE 3 IN THE NOTES TO THE FINANCIAL STATEMENTS.

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             IMS CAPITAL VALUE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                            YEAR ENDED        YEAR ENDED
                                                                          JUNE 30, 2006     JUNE 30, 2005
                                                                          -------------     -------------
INCREASE (DECREASE) IN NET ASSETS DUE TO:
OPERATIONS
  Net investment (loss)                                                   $    (166,874)    $    (299,218)
  Net realized gain on investments                                            3,945,231         6,174,829
  Change in unrealized appreciation (depreciation) on investments             8,692,923           209,599
                                                                          -------------     -------------
  Net increase in net assets resulting from operations                       12,471,280         6,085,210
                                                                          -------------     -------------
DISTRIBUTIONS
  From net realized gain                                                     (6,174,830)       (4,180,674)
                                                                          -------------     -------------
  Total distributions                                                        (6,174,830)       (4,180,674)
                                                                          -------------     -------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                  79,748,419        32,855,509
  Reinvestment of distributions                                               5,706,171         4,112,733
  Amount paid for shares repurchased                                        (17,562,613)      (35,975,041)
                                                                          -------------     -------------
  Net increase in net assets resulting
    from share transactions                                                  67,891,977           993,201
                                                                          -------------     -------------
TOTAL INCREASE IN NET ASSETS                                                 74,188,427         2,897,737
                                                                          -------------     -------------
NET ASSETS
  Beginning of year                                                          91,373,149        88,475,412
                                                                          -------------     -------------
  End of year                                                             $ 165,561,576     $  91,373,149
                                                                          =============     =============
  Accumulated undistributed net investment income
    included in net assets at end of period                               $          --     $          --
                                                                          -------------     -------------
CAPITAL SHARE TRANSACTIONS
  Shares sold                                                                 4,051,030         1,859,235
  Shares issued in reinvestment of distributions                                301,914           230,018
  Shares repurchased                                                           (898,929)       (2,079,491)
                                                                          -------------     -------------
  Net increase in capital shares                                              3,454,015             9,762
                                                                          =============     =============

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            IMS STRATEGIC INCOME FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                            YEAR ENDED        YEAR ENDED
                                                                          JUNE 30, 2006     JUNE 30, 2005
                                                                          -------------     -------------
INCREASE (DECREASE) IN NET ASSETS DUE TO:
OPERATIONS
  Net investment income                                                   $   4,483,477     $   3,909,700
  Net realized gain (loss) on investments                                     2,465,114        (2,697,717)
  Net realized gain on option transactions                                       33,600           455,293
  Capital gain dividends on investments                                         122,279                --
  Change in unrealized appreciation (depreciation) on investments              (772,903)        3,509,812
                                                                          -------------     -------------
  Net increase in net assets resulting from operations                        6,331,567         5,177,088
                                                                          -------------     -------------
DISTRIBUTIONS
  From net investment income                                                 (4,671,762)       (3,753,290)
  From net realized gain                                                        (23,362)       (2,162,939)
                                                                          -------------     -------------
  Total distributions                                                        (4,695,124)       (5,916,229)
                                                                          -------------     -------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                  15,057,432        17,660,594
  Reinvestment of distributions                                               4,107,379         5,131,605
  Amount paid for shares repurchased                                        (16,902,349)       (9,375,014)
                                                                          -------------     -------------
  Net increase in net assets resulting
    from share transactions                                                   2,262,462        13,417,185
                                                                          -------------     -------------
TOTAL INCREASE IN NET ASSETS                                                  3,898,905        12,678,044
                                                                          -------------     -------------
NET ASSETS
  Beginning of year                                                          64,012,438        51,334,394
                                                                          -------------     -------------
  End of year                                                             $  67,911,343     $  64,012,438
                                                                          =============     =============
  Accumulated undistributed net investment income
    included in net assets at end of period                               $      --         $     156,409
                                                                          -------------     -------------
CAPITAL SHARE TRANSACTIONS
  Shares sold                                                                 1,431,618         1,688,398
  Shares issued in reinvestment of distributions                                392,627           482,117
  Shares repurchased                                                         (1,610,847)         (883,288)
                                                                          -------------     -------------
  Net increase in capital shares                                                213,398         1,287,227
                                                                          =============     =============

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                          IMS STRATEGIC ALLOCATION FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                            YEAR ENDED        YEAR ENDED
                                                                          JUNE 30, 2006     JUNE 30, 2005
                                                                          -------------     -------------
INCREASE (DECREASE) IN NET ASSETS DUE TO:
OPERATIONS
  Net investment income (loss)                                            $     225,194     $    (103,337)
  Capital gain dividends from investments                                        15,744                --
  Net realized gain (loss) on investments                                       249,293           183,405
  Change in unrealized appreciation (depreciation) on investments               974,067           428,275
                                                                          -------------     -------------
  Net increase in net assets resulting from operations                        1,464,298           508,343
                                                                          -------------     -------------
DISTRIBUTIONS
  From net investment income                                                   (173,932)               --
  From net realized gain                                                       (420,149)         (555,131)
                                                                          -------------     -------------
  Total distributions                                                          (594,081)         (555,131)
                                                                          -------------     -------------
TAX RETURN OF CAPITAL TO SHAREHOLDERS                                          (146,603)               --
                                                                          -------------     -------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                   2,942,355         4,981,825
  Reinvestment of distributions                                                 739,223           553,843
  Amount paid for shares repurchased                                         (7,721,536)       (2,459,557)
                                                                          -------------     -------------
  Net increase (decrease) in net assets resulting
    from share transactions                                                  (4,039,958)        3,076,111
                                                                          -------------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (3,316,344)        3,029,323
                                                                          -------------     -------------
NET ASSETS
  Beginning of year                                                          23,241,779        20,212,456
                                                                          -------------     -------------
  End of year                                                             $  19,925,435     $  23,241,779
                                                                          =============     =============
  Accumulated undistributed net investment income
    included in net assets at end of period                               $      51,262     $          --
                                                                          -------------     -------------
CAPITAL SHARE TRANSACTIONS
  Shares sold                                                                   235,338           407,271
  Shares issued in reinvestment of distributions                                 59,471            43,744
  Shares repurchased                                                           (612,435)         (203,013)
                                                                          -------------     -------------
  Net increase (decrease) in capital shares                                    (317,626)          248,002
                                                                          =============     =============

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             IMS CAPITAL VALUE FUND
                              FINANCIAL HIGHLIGHTS
               FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                            YEAR ENDED       YEAR ENDED       YEAR ENDED         YEAR ENDED         YEAR ENDED
                                          JUNE 30, 2006    JUNE 30, 2005    JUNE 30, 2004      JUNE 30, 2003      JUNE 30, 2002
                                          -------------    -------------    -------------      -------------      -------------
SELECTED PER SHARE DATA
Net asset value,
  beginning of period                     $       18.50    $       17.95    $       14.05      $       11.93      $       13.87
                                          -------------    -------------    -------------      -------------      -------------
Income from investment
  operations
  Net investment income (loss)                    (0.02)           (0.06)           (0.10)(a)          (0.04)(a)           0.04(a)
  Net realized and unrealized
    gain (loss) on investments                     2.33             1.58             4.48               2.21              (0.19)
                                          -------------    -------------    -------------      -------------      -------------
Total from investment operations                   2.31             1.52             4.38               2.17              (0.15)
                                          -------------    -------------    -------------      -------------      -------------
LESS DISTRIBUTIONS TO
SHAREHOLDERS:
  From net investment income                         --               --               --              (0.03)                --
  From net realized gain                          (1.08)           (0.97)           (0.48)                --              (1.79)
  From return of capital                             --               --               --              (0.02)                --
                                          -------------    -------------    -------------      -------------      -------------
Total distributions                               (1.08)           (0.97)           (0.48)             (0.05)             (1.79)
                                          -------------    -------------    -------------      -------------      -------------
Paid in capital from
  redemption fees (b)                                --               --               --                 --                 --
                                          -------------    -------------    -------------      -------------      -------------
Net asset value, end of period            $       19.73    $       18.50    $       17.95      $       14.05      $       11.93
                                          =============    =============    =============      =============      =============
Total Return (c)                                  12.72%            8.66%           31.46%             18.28%             (1.05)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)           $     165,562    $      91,373    $      88,475      $      31,405      $      17,144
Ratio of expenses to average
  net assets                                       1.48%            1.50%            1.59%              1.59%              1.59%
Ratio of expenses to average
net assets before waiver
  & reimbursement                                  1.52%            1.62%            1.60%              2.05%              2.23%
Ratio of net investment income
  (loss) to average net assets                    (0.13)%          (0.37)%          (0.60)%            (0.34)%             0.29%
Ratio of net investment income
  (loss) to average net assets
  before waiver & reimbursement                   (0.17)%          (0.49)%          (0.61)%            (0.79)%            (0.35)%
Portfolio turnover rate                           28.98%           32.63%           46.69%             44.72%             33.40%

      (a) NET INVESTMENT INCOME (LOSS) PER SHARE IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.

      (b)   REDEMPTION FEES RESULTED IN LESS THAN $0.005 PER SHARE IN EACH
            PERIOD.

      (c) TOTAL RETURN IN THE ABOVE TABLE REPRESENTS THE RATE THAT THE INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND, ASSUMING REINVESTMENT OF DIVIDENDS.

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            IMS STRATEGIC INCOME FUND
                              FINANCIAL HIGHLIGHTS
               FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                        YEAR ENDED         YEAR ENDED       PERIOD ENDED         PERIOD ENDED
                                                      JUNE 30, 2006      JUNE 30, 2005    JUNE 30, 2004(a)     AUGUST 31, 2003(b)
                                                      -------------      -------------    ----------------     ------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                  $       10.36      $       10.50      $       11.10         $       10.00
                                                      -------------      -------------      -------------         -------------
Income from investment operations
  Net investment income                                        0.68               0.71               0.60                  0.61(c)
  Net realized and unrealized gain
    (loss) on investments                                      0.31               0.25              (0.56)                 1.00
                                                      -------------      -------------      -------------         -------------
Total from investment operations                               0.99               0.96               0.04                  1.61
                                                      -------------      -------------      -------------         -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                  (0.72)             (0.69)             (0.62)                (0.51)
  From net realized gain                                         --(d)           (0.41)             (0.02)                   --
                                                      -------------      -------------      -------------         -------------
Total distributions                                           (0.72)             (1.10)             (0.64)                (0.51)
                                                      -------------      -------------      -------------         -------------
Paid in capital from redemption fees(e)                          --                 --                 --                    --
                                                      -------------      -------------      -------------         -------------
Net asset value, end of period                        $       10.63      $       10.36      $       10.50         $       11.10
                                                      =============      =============      =============         =============
Total Return(f)                                                9.90%              9.35%              0.33%(g)             16.31%(f)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                       $      67,911      $      64,012      $      51,334         $      27,580
Ratio of expenses to average net assets                        1.57%              1.64%              1.63%(h)              1.96%(h)
Ratio of expenses to average net assets
  before waiver & reimbursement                                1.57%              1.64%              1.63%(h)              2.14%(h)
Ratio of net investment income to
  average net assets                                           6.69%              6.83%              6.52%(h)              6.77%(h)
Ratio of net investment income to
  average net assets before waiver & reimbursement             6.69%              6.83%              6.52%(h)              6.58%(h)
Portfolio turnover rate                                       90.14%            110.64%            163.53%                18.01%

      (a) FOR THE PERIOD SEPTEMBER 1, 2003 TO JUNE 30, 2004. THE FUND ELECTED TO CHANGE ITS FISCAL YEAR END TO JUNE 30.

      (b) FOR THE PERIOD NOVEMBER 5, 2002 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2003.

      (c) NET INVESTMENT INCOME PER SHARE IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

      (d)   CAPITAL GAINS DISTRIBUTED AMOUNTED TO LESS THAN $0.005 PER SHARE.

      (e)   REDEMPTION FEES RESULTED IN LESS THAN $0.005 PER SHARE IN EACH
            PERIOD.

      (f) TOTAL RETURN IN THE ABOVE TABLE REPRESENTS THE RATE THAT THE INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND, ASSUMING REINVESTMENT OF DIVIDENDS.

      (g)   NOT ANNUALIZED.

      (h)   ANNUALIZED.

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                          IMS STRATEGIC ALLOCATION FUND
                              FINANCIAL HIGHLIGHTS
               FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                           YEAR ENDED       YEAR ENDED       YEAR ENDED         PERIOD ENDED
                                                         JUNE 30, 2006    JUNE 30, 2005    JUNE 30, 2004      JUNE 30, 2003(a)
                                                         -------------    -------------    -------------      ----------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                     $       12.29    $       12.30    $       10.56       $       10.00
                                                         -------------    -------------    -------------       -------------
Income from investment operations
  Net investment (loss)                                           0.12            (0.05)           (0.15)(b)           (0.05)(b)
  Net realized and unrealized gain
    (loss) on investments                                         0.64             0.35             2.00                0.61
                                                         -------------    -------------    -------------       -------------
Total from investment operations                                  0.76             0.30             1.85                0.56
                                                         -------------    -------------    -------------       -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                     (0.09)              --               --                  --
  From net realized gain                                         (0.21)           (0.31)           (0.11)                 --
  From return of capital                                         (0.08)              --               --                  --
                                                         -------------    -------------    -------------       -------------
Total distributions                                              (0.38)           (0.31)           (0.11)                 --
                                                         -------------    -------------    -------------       -------------
Paid in capital from redemption fees(c)                             --               --               --                  --
                                                         -------------    -------------    -------------       -------------
Net asset value, end of period                           $       12.67    $       12.29    $       12.30       $       10.56
                                                         =============    =============    =============       =============
TOTAL RETURN(d)                                                   6.23%            2.37%           17.60%               5.60%(e)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                          $      19,925    $      23,242    $      20,212       $       3,900
Ratio of expenses to average net assets                           1.96%            1.96%            1.96%               1.96%(f)
Ratio of expenses to average net assets
  before waiver & reimbursement                                   1.96%            1.96%            2.19%               4.75%(f)
Ratio of net investment income (loss) to
  average net assets                                              1.00%           (0.48)%          (1.25)%              0.85%(f)
Ratio of net investment income (loss) to
  average net assets before waiver & reimbursement                1.00%           (0.48)%          (1.48)%        (3.65)%(f)
Portfolio turnover rate                                          55.15%           90.75%          146.64%             226.36%

      (a) FOR THE PERIOD NOVEMBER 5, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH JUNE 30, 2003.

      (b) NET INVESTMENT LOSS PER SHARE IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

      (c)   REDEMPTION FEES RESULTED IN LESS THAN $0.005 PER SHARE IN EACH
            PERIOD.

      (d) TOTAL RETURN IN THE ABOVE TABLE REPRESENTS THE RATE THAT THE INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND, ASSUMING REINVESTMENT OF DIVIDENDS.

      (e)   NOT ANNUALIZED.

      (f)   ANNUALIZED.

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               IMS FAMILY OF FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 2006

NOTE 1. ORGANIZATION

IMS Capital Value Fund (the "Value Fund") was organized as a diversified series of Unified Series Trust (the "Trust") on June 6, 2004. The IMS Strategic Income Fund (the "Income Fund") and the IMS Strategic Allocation Fund (the "Allocation Fund") were organized as non-diversified series of the Trust on June 6, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees of the Trust (the "Board") to issue an unlimited number of shares of beneficial interest of separate series. Each Fund (collectively, the "Funds") is one of a series of funds currently authorized by the Board. Each of the Value Fund, Income Fund and the Allocation Fund acquired all the assets of the IMS Capital Value Fund, the IMS Strategic Income Fund and the IMS Strategic Allocation Fund, respectively, each a series of AmeriPrime Funds, on August 31, 2004 (each a "Predecessor Fund") in a tax-free reorganization. The Predecessor Fund to the Value Fund was organized on July 25, 1996 and commenced operations on August 5, 1996. The Predecessor Fund to each of the Strategic Income Fund and the Strategic Allocation Fund was organized on September 30, 2002 and commenced operations on November 5, 2002. The investment objective of the Value Fund is to provide long-term growth from capital appreciation, dividends and interest. The investment objective of the Income Fund is to provide current income. The investment objective of the Allocation Fund is to provide long- term growth from capital appreciation, dividends and interest. The investment advisor of each Fund is IMS Capital Management, Inc. (the "Advisor").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

SECURITIES VALUATIONS - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

                               IMS FAMILY OF FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 2006

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

FOREIGN CURRENCY - Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

OPTION WRITING - When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. Each Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES - The Funds make no provision for federal income tax. The Funds intend to continue to qualify each year as "regulated investment companies" under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of their taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

SECURITY TRANSACTIONS AND RELATED INCOME - Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

DIVIDENDS AND DISTRIBUTIONS - The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund and Allocation Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The treatment for financial reporting purposes of distributions made to shareholders during the year from

                               IMS FAMILY OF FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 2006

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended June 30, 2006, net investment loss of $166,874 for the Capital Value was reclassified to paid-in-capital, for the Income Fund, net investment loss of $31,876 and short-term loss of $23,362 were reclassified to paid-in-capital, and for the Strategic Allocation Fund, return of capital of $146,603 was reclassified to paid-in-capital.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the respective management agreements (the "Agreements"), the Advisor manages each Fund's investments subject to approval of the Board. As compensation for its management services, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.26% of the average daily net assets of each Fund. For the fiscal year ended June 30, 2006, the Advisor earned fees, before waiver, of $1,577,119, $864,282 and $284,121 from the Value Fund, Income Fund and Allocation Fund, respectively.

The Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of each Fund, but only to the extent necessary to maintain total operating expenses (excluding brokerage costs, borrowing costs, taxes and extraordinary expenses) at 1.48% of average daily net assets with respect to the Value Fund, and 1.96% of average daily net assets with respect to the Income Fund and Allocation Fund, through August 31, 2006. For the fiscal year ended June 30, 2006, the Advisor waived fees of $44,490 for the Value Fund. Any waiver or reimbursement of organizational or operating expenses by the Advisor is subject to repayment by the applicable Fund in the first, second and third fiscal years following the year in which any such reimbursement or waiver occurs, if the Fund is able to make the payment without exceeding the above described expense limitations. For the fiscal year ended June 30, 2006, the Allocation Fund repaid $22,535 to the Advisor. The remaining amounts subject to repayment by the Value and Allocation Funds, pursuant to the aforementioned conditions, at June 30, 2006, were as follows:

                                                        TO BE REPAID
                  FUND                    AMOUNT         BY JUNE 30,
                  ---------------       ----------      ------------
                  Value Fund            $   44,490          2009
                  Allocation Fund           13,768          2007

At June 30, 2006, the Advisor was owed $163,366, $72,264, and $23,273 from the Value Fund, Income Fund and Allocation Fund, respectively, for its advisory services.

Each Fund retains Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended June 30, 2006, Unified earned $95,909, $63,071, and $30,000 from the Value Fund, Income Fund, and Allocation Fund, respectively, for administrative services.

                               IMS FAMILY OF FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 2006

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Each Fund also retains Unified to act as each Fund's transfer agent and fund accountant. For the fiscal year ended June 30, 2006, Unified earned fees of $31,657, $18,984, and $15,551 from the Value Fund, Income Fund, and Allocation Fund, respectively, for transfer agent services provided to the Funds and received $48,424, $12,830, and $10,946 from the Value Fund, Income Fund, and Allocation Fund, respectively, in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Funds. For the fiscal year ended June 30, 2006, Unified earned $50,418, $31,814, and $19,333 from the Value Fund, Income Fund, and Allocation Fund, respectively, for fund accounting services. A Trustee and certain officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc. (the parent of Unified).

Each Fund retains Unified Financial Securities, Inc. (the "Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of its shares. There were no payments made to the Distributor by the Funds for the fiscal year ended June 30, 2006. A Trustee and an officer of the Trust have an ownership interest in Unified Financial Services, Inc. (the parent company of the Distributor). As a result, those persons may be deemed to be affiliates of the Distributor.

NOTE 4. INVESTMENTS

For the fiscal year ended June 30, 2006, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

                                     VALUE           INCOME        ALLOCATION
                                      FUND            FUND            FUND
                                  -----------     -----------     -----------
Purchases
  U.S. Government Obligations     $        --     $        --     $        --
  Other                            99,755,744      58,834,883      11,511,861
Sales
  U.S. Government Obligations     $        --     $        --     $        --
  Other                            33,733,356      57,718,635      14,097,722

As of June 30, 2006, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

                                     VALUE           INCOME        ALLOCATION
                                      FUND            FUND            FUND
                                  -----------     -----------     -----------

Gross Appreciation                $24,623,759     $ 2,413,216     $ 2,369,577
Gross (Depreciation)               (3,301,480)     (4,151,993)       (211,753)
                                  -----------     -----------     -----------
Net Appreciation
  (Depreciation)
  on Investments                  $21,322,279     $(1,738,777)    $ 2,157,824
                                  ===========     ===========     ===========

At June 30, 2006, the aggregate cost of securities, excluding options contracts, for federal income tax purposes was $151,280,279, $66,410,987, and $17,318,868 for the Value Fund, Income Fund, and Allocation Fund, respectively.

                               IMS FAMILY OF FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 2006

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under
Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2006, National Financial Securities Corp. ("National Financial") held 42.28% of the Value Fund, 63.00% of the Income Fund, and 82.31% of the Allocation Fund, in omnibus accounts for the benefit of others. As a result, National Financial may be deemed to control each Fund.

NOTE 7. WRITTEN CALL OPTIONS

INCOME FUND. As of June 30, 2006, no portfolio securities were held in escrow by the custodian as cover for written call options by the Income Fund.

Transactions in written call options during the fiscal year ended June 30, 2006 for the Income Fund were as follows:

                                             NUMBER OF CONTRACTS       PREMIUMS
                                          (1 CONTRACT = 100 SHARES)    RECEIVED
                                          -------------------------    --------
Options outstanding at June 30, 2005                  519              $  8,517
Written options                                     1,735                25,083
Options terminated in closing
  purchase transactions                                --                    --
Options expired                                    (2,254)              (33,600)
Options exercised                                      --                    --
                                                   ------              --------
Options outstanding at June 30, 2006                   --              $     --
                                                   ======              ========

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

VALUE FUND. On December 27, 2005, the Value Fund paid a long-term capital gains distribution of $1.0753 per share to shareholders of record on December 28, 2005.

The tax characterization of distributions for the fiscal years ended June 30, 2006 and 2005 was as follows:

            DISTRIBUTIONS PAID FROM:         2006           2005
                                          ----------     ----------
              Ordinary income             $       --     $       --
              Short-term Capital Gain             --        681,727
              Long-term Capital Gain       6,174,830      3,498,947
                                          ----------     ----------
                                          $6,174,830     $4,180,674
                                          ==========     ==========

                               IMS FAMILY OF FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 2006

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS - (CONTINUED)

INCOME FUND. For the year ended June 30, 2005, the Income Fund paid monthly income distributions totaling $0.7165 per share. On December 28, 2005, the Income Fund paid a short-term capital gain distribution of $0.0035 per share to shareholders of record on December 27, 2005.

The tax characterization of distributions for fiscal years ended June 30, 2006 and 2005 was as follows:

            DISTRIBUTIONS PAID FROM:         2006           2005
                                          ----------     ----------
              Ordinary income             $4,671,762     $3,753,290
              Short-term Capital Gain         23,362        601,455
              Long-term Capital Gain              --      1,561,484
                                          ----------     ----------
                                          $4,695,124     $5,916,229
                                          ==========     ==========

On July 14, 2006, the Fund paid a monthly income distribution of $0.07 per share or $447,610 to shareholders of record on July 13, 2006. On August 15, the Fund paid a monthly income distribution of $0.08 per share or $515,339 to shareholders of record on August 14, 2006.

ALLOCATION FUND. On December 28, 2005, the Allocation Fund paid long-term and short-term capital gains distributions totaling $0.289424 per share and an income distribution of $.088822 per share to shareholders of record on December 27, 2005.

The tax characterization of distributions for the fiscal years ended June 30, 2006 and 2005 was as follows:

            DISTRIBUTIONS PAID FROM:         2006           2005
                                          ----------     ----------
              Ordinary income             $  173,932     $       --
              Short-term Capital Gain        308,096        398,506
              Long-term Capital Gain         258,656        156,625
                                          ----------     ----------
                                          $  740,684     $  555,131
                                          ==========     ==========

As of June 30, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                     VALUE            INCOME         ALLOCATION
                                      FUND             FUND             FUND
                                  -----------      -----------      -----------
Undistributed ordinary income     $        --      $        --      $        --
Undistributed long-term
  capital gain                      3,945,230          351,532            1,883
Unrealized appreciation
  (depreciation)                   21,322,279       (1,738,777)       2,157,824
                                  -----------      -----------      -----------
                                  $25,267,509      $(1,387,245)     $ 2,159,707
                                  ===========      ===========      ===========

As of June 30, 2006, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and post-October losses.

                               IMS FAMILY OF FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 2006

NOTE 9. RESTRICTED SECURITIES

The Income Fund has acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933. At June 30, 2006, the aggregate value of such securities amounted to $2,964,437. The securities have been valued using quoted market prices except for the bonds issued by Avondale Mills, Inc., which have been fair valued pursuant to the Trust's good faith pricing guidelines. It is possible that the quoted market prices may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

NOTE 10. CASH OVERDRAFT

As of June 30, 2006, the Income Fund had a cash overdraft, payable to the custodian, of $2,192,769, as a result of a large shareholder redemption close to the fiscal year-end. This liability was cleared as of July 5, 2006.

NOTE 11. LEGAL PROCEEDINGS

On or about December 15, 2005, a present and a former shareholder of the Income Fund commenced a shareholder derivative action and a class action suit seeking monetary damages based on allegations that the Adviser invested a portion of the IMS Strategic Income Fund's assets in unsuitable securities. The initial complaint was dismissed. An amended complaint has been filed. The Adviser and its principal officer are named as defendants. The Income Fund and the Trust are both named as nominal defendants. It does not appear that the plaintiffs intend to seek any relief from the Income Fund or from the Trust. Rather, the Income Fund would stand to benefit from any relief obtained on the derivative claims. The Board of Trustees of the Trust is monitoring this matter and has considered the Adviser's representations that such action is without merit, will be vigorously defended and will not materially impact the Income Fund or the Adviser's ability to perform its duties.

                               IMS FAMILY OF FUNDS
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and
Board of Trustees
IMS Family of Funds
(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the IMS Family of Funds (the "Funds"), comprising the IMS Capital Value Fund, IMS Strategic Allocation Fund, and IMS Strategic Income Fund as of June 30, 2006, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to June 30, 2004 were audited by another independent accounting firm who expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting IMS Family of Funds, as of June 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Cohen Fund Audit Services, Ltd.
(f.k.a. Cohen McCurdy, Ltd.)
Westlake, Ohio
August 25, 2006

                               IMS FAMILY OF FUNDS
                        TRUSTEES AND OFFICERS - UNAUDITED

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the Independent Trustees.

INDEPENDENT TRUSTEES

NAME, ADDRESS*, (DATE OF BIRTH), POSITION WITH                PRINCIPAL OCCUPATION DURING PAST 5 YEARS
TRUST**, TERM OF POSITION WITH TRUST                          AND OTHER DIRECTORSHIPS
Gary E. Hippenstiel (1947)                                    Director, Vice President and Chief Investment Officer of
Independent Trustee, December 2002 to present                 Legacy Trust Company, N.A. since 1992; Trustee of AmeriPrime
                                                              Advisors Trust from July 2002 to September 2005; Trustee of
                                                              Access Variable Insurance Trust from April 2003 to August
                                                              2005; Trustee of AmeriPrime Funds from 1995 to July 2005;
                                                              Trustee of CCMI Funds from June 2003 to March 2005.
                                                              Chairman of the Investment Committee for W.H. Donner
                                                              Foundation and Donner Canadian Foundation since June 2005.

Stephen A. Little (1946)                                      President and founder of The Rose, Inc., a registered investment
Chairman, December 2004 to present; Independent               advisor, since April 1993; Trustee of AmeriPrime Advisors Trust
Trustee, December 2002 to present                             from November 2002 to September 2005; Trustee of
                                                              AmeriPrime Funds from December 2002 to July 2005; Trustee of
                                                              CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950)                                       President of International Crankshaft Inc., an automotive
Independent Trustee, December 2002 to present                 equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of
                                                              AmeriPrime Advisors Trust from November 2002 to September
                                                              2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000;
                                                              Trustee of AmeriPrime Funds from December 2002 to July 2005;
                                                              Trustee of CCMI Funds from June 2003 to March 2005.

INTERESTED TRUSTEES AND PRINCIPAL OFFICERS

NAME, ADDRESS*, (DATE OF BIRTH), POSITION WITH                PRINCIPAL OCCUPATION DURING PAST 5 YEARS
TRUST,** TERM OF POSITION WITH TRUST                          AND OTHER DIRECTORSHIPS
Ronald C. Tritschler (1952)***                                Chief Executive Officer, Director and Legal Counsel of The
Trustee, December 2002 to present                             Webb Companies, a national real estate company, since 2001,

                                                              Executive Vice President and Director from 1990 to 2000;
                                                              Director of First State Financial since 1998; Director, Vice
                                                              President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of
                                                              AmeriPrime Advisors Trust from November 2002 to September
                                                              2005; Trustee of AmeriPrime Funds from December 2002 to July
                                                              2005; Trustee of CCMI Funds from June 2003 to March 2005.

                               IMS FAMILY OF FUNDS
                        TRUSTEES AND OFFICERS - UNAUDITED

NAME, ADDRESS*, (DATE OF BIRTH), POSITION WITH                PRINCIPAL OCCUPATION DURING PAST 5 YEARS
TRUST,** TERM OF POSITION WITH TRUST                          AND OTHER DIRECTORSHIPS
Anthony J. Ghoston (1959)                                     President of Unified Fund Services, Inc., the Trust's
President, July 2004 to present                               administrator, since June 2005, Executive Vice President
                                                              from June 2004 to June 2005, Senior Vice President from
                                                              April 2003 to June 2004; Senior Vice President and Chief
                                                              Information Officer of Unified Financial Services, Inc., the
                                                              parent company of the Trust's administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors
                                                              Trust from July 2004 to September 2005; President of
                                                              AmeriPrime Funds from July 2004 to July 2005; President of
                                                              CCMI Funds from July 2004 to March 2005.

Terry Gallagher, JD. CPA (1958)****                           Senior Vice President, Director of Compliance of Unified
Vice President, July 2006 to present                          Fund Services, Inc. the Trust's administrator since
Interim CFO and Treasurer, August 2006 to present             November, 2004; Chief Compliance Officer, Unified Financial
                                                              Securities, Inc., the Trust's Distributor, since October
                                                              2005; Partner in Precision Marketing Partners and The
                                                              Academy of Financial Services Studies, LLC from December,
                                                              1998 through October, 2004. Senior Vice President, Chief
                                                              Financial Officer and Treasurer, AAL Capital Management and
                                                              The AAL Mutual Funds, from February, 1987 through November,
                                                              1998.

Freddie Jacobs, Jr., CPA (1970)*****                          Vice President of Unified Fund Services, Inc., the Trust's
Chief Financial Officer and Treasurer, July 2005 to           administrator, December 2003 to August 2006; Assistant Vice
August 2006                                                   President of U.S. Bancorp Fund Services LLC from 2000 to
                                                              December 2003, Trust Officer from 1998 to 2000; Chief
                                                              Financial Officer and Treasurer of AmeriPrime Advisors Trust
                                                              from July 2005 to September 2005; Secretary of AmeriPrime
                                                              Funds and AmeriPrime Advisors Trust from September 2004 to
                                                              June 2005; Secretary of CCMI Funds from September 2004 to
                                                              March 2005; Principal Accounting Officer of Lindbergh Funds
                                                              from February 2004 to February 2005.

Lynn E. Wood (1946)                                           Chief Compliance Officer of AmeriPrime Advisors Trust from
Chief Compliance Officer, October 2004 to present             October 2004 to September 2005; Chief Compliance Officer of
                                                              AmeriPrime Funds from October 2004 to July 2005; Chief
                                                              Compliance Officer of CCMI Funds from October 2004 to March
                                                              2005; Chief Compliance Officer of Unified Financial
                                                              Securities, Inc., the Trust's distributor, from December
                                                              2004 to October 2005 and from 1997 to 2000, Chairman from
                                                              1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust's
                                                              administrator, from October 2003 to September 2004; Chief
                                                              Compliance Officer of Unified Financial Services, Inc., the
                                                              parent company of the Trust's administrator and distributor, from 2000 to 2004.

                               IMS FAMILY OF FUNDS
                        TRUSTEES AND OFFICERS - UNAUDITED

INTERESTED TRUSTEES AND PRINCIPAL OFFICERS - CONTINUED

NAME, ADDRESS*, (DATE OF BIRTH), POSITION WITH                PRINCIPAL OCCUPATION DURING PAST 5 YEARS
TRUST,** TERM OF POSITION WITH TRUST                          AND OTHER DIRECTORSHIPS
Heather A. Barnes (1975)******                                Employed by Unified Fund Services, Inc., the Trust's
Secretary, July 2005 to present                               administrator, since January 2004 and from December 1999
                                                              to January 2002; Regional Administrative Assistant of The
                                                              Standard Register Company from February 2003 to January
                                                              2004; Full time student at Indiana University from January
                                                              2002 to June 2002; Secretary of AmeriPrime Advisors Trust
                                                              from July 2005 to September 2005.

* THE ADDRESS FOR EACH OF THE TRUSTEES AND OFFICERS IS 431 N. PENNSYLVANIA ST., INDIANAPOLIS, IN 46204.

** THE TRUST IS NOT PART OF A FUND COMPLEX. THE TRUST CURRENTLY CONSISTS OF 35 SERIES.

*** MR. TRITSCHLER MAY BE DEEMED TO BE AN "INTERESTED PERSON" OF THE TRUST BECAUSE HE HAS AN OWNERSHIP INTEREST IN UNIFIED FINANCIAL SERVICES, INC., THE PARENT OF THE DISTRIBUTOR OF CERTAIN SERIES IN THE TRUST.

**** EFFECTIVE AS OF JULY 12, 2006, THE BOARD APPOINTED MR. GALLAGHER AS VICE PRESIDENT OF THE TRUST.

***** EFFECTIVE AS OF AUGUST 8, 2006, THE BOARD APPOINTED MR. GALLAGHER AS
      INTERIM CHIEF FINANCIAL OFFICER AND TREASURER OF THE TRUST TO FILL THE VACANCY CREATED BY THE RESIGNATION OF MR. FREDDIE JACOBS, JR.

******EFFECTIVE AS OF JULY 1, 2005, THE BOARD APPOINTED MS. BARNES (PREVIOUSLY
      ASSISTANT SECRETARY) AS SECRETARY OF THE TRUST.

                               IMS FAMILY OF FUNDS
                                OTHER INFORMATION

The Funds' Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (800) 934-5550 to request a copy of the SAI or to make shareholder inquiries.

                  RENEWAL OF MANAGEMENT AGREEMENTS (UNAUDITED)

The Management Agreements (each an "Agreement" and collectively, "Agreements") were approved by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the Independent Trustees and, each an "Independent Trustee") at an in-person meeting held on May 15, 2006. The Board reviewed and discussed reports comparing each Fund's performance, investment advisory fee and total fund expenses to those of other mutual funds with similar investment objectives, management styles and assets under management (the "peer group") as selected by Unified, as well as performance comparisons with funds in the same Morningstar category.

The Board discussed the Advisor's profitability and the performance of each IMS Fund with a representative of the Advisor, who compared the performance of the IMS Funds year to date to their respective benchmarks. The Board noted that the Advisor is profitable overall, and that assets under management are approximately $800 million. The Trustees reviewed the income tax return of the Advisor for the calendar year ended December 31, 2005 and the Advisor's Form ADV
Part II. The Trustees reviewed the management fee and total expense ratio of each IMS Fund (after waiver and reimbursement by the Advisor) compared to its peer group.

In considering the Agreement on behalf of the IMS Capital Value Fund, the Trustees primarily considered that: (1) the Trustees are familiar with the Advisor and the quality of its portfolio management services; (2) the IMS Capital Value Fund has had performance significantly above average as compared to funds included in its Morningstar category, as Morningstar has ranked the Fund in at least the 21st percentile of its category over the 1, 3 and 5 years ended March 31, 2006; (3) while the Fund's overall fees and expenses (after reimbursement) are slightly above average, as compared to its peer group, the Advisor has agreed to continue capping the IMS Capital Value Fund's total operating expenses at 1.48%, and intends to lower the cap if the Fund's net assets continue to grow; and (4) although the Fund's management fee and overall fees and expenses (after reimbursement) are slightly higher than the average for its peer group, the Fund's performance returns justify the higher fees. The Trustees also considered that the Advisor may enter into soft dollar arrangements pursuant to which the Advisor directs Fund brokerage to broker-dealers in exchange for research services provided to the Advisor, which may benefit the Fund. As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Agreement was in the best interests of the IMS Capital Value Fund and its shareholders.

In considering the Agreement on behalf of the IMS Strategic Allocation Fund, the Trustees primarily considered that: (1) the Trustees are familiar with the Advisor and the quality of its portfolio management services; (2) the Fund has had performance above average as compared to funds included in its Morningstar category, as Morningstar has ranked the Fund in the 48th and 21st percentile, respectively, for the 1 and 3 years ended March 31, 2006; (3) while the Fund's overall fees and expenses (after reimbursement) are above average, as compared to its peer group, the Advisor has agreed to continue capping the Fund's total operating expenses at 1.96%; and (4) although the Fund's management fee and overall fees and expenses (after reimbursement) are higher than the average for its peer group, the Fund's performance returns justify the higher fees. The Trustees also considered that the Advisor may enter into soft dollar arrangements pursuant to which the Advisor directs Fund brokerage to broker-dealers in exchange for research services provided to the Advisor, which may benefit the Fund. As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that the continuation of the Agreement was in the best interests of the IMS Strategic Allocation Fund and its shareholders.

                               IMS FAMILY OF FUNDS
                                OTHER INFORMATION

In considering the Agreement on behalf of the IMS Strategic Income Fund, the Trustees primarily considered that: (1) the Trustees are familiar with the Advisor and the quality of its portfolio management services; (2) the Fund has had performance above average as compared to funds included in its Morningstar category, as Morningstar has ranked the Fund in the 6th and 42nd percentile, respectively, for the 1 and 3 year periods ended March 31, 2006; (3) while the Fund's overall fees and expenses (after reimbursement) are above average, as compared to its peer group, the Advisor has agreed to continue capping the Fund's total operating expenses at 1.96%; and (4) although the Fund's management fee and overall fees and expenses (after reimbursement) are higher than the average for its peer group, the Fund's performance returns justify the higher fees. The Trustees also considered that the Advisor may enter into soft dollar arrangements pursuant to which the Advisor directs Fund brokerage to broker-dealers in exchange for research services provided to the Advisor, which may benefit the Fund. As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that the continuation of the Agreement was in the best interests of the IMS Strategic Income Fund and its shareholders.

                                  PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Funds at (800) 934-5550 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

                               IMS FAMILY OF FUNDS
                                  ANNUAL REPORT

                                    TRUSTEES
                               Gary E. Hippenstiel
                                Stephen A. Little
                                Daniel J. Condon
                              Ronald C. Tritschler

                                    OFFICERS
                          Anthony J. Ghoston, President
                Terry Gallagher, Vice-President and Interim Chief
                         Financial Officer and Treasurer
                            Heather Barnes, Secretary
                     Lynn E. Wood, Chief Compliance Officer

                               INVESTMENT ADVISOR
                          IMS Capital Management, Inc.
                               8995 S.E. Otty Road
                             Portland, Oregon 97086

                                   DISTRIBUTOR
                       Unified Financial Securities, Inc.
                           431 N. Pennsylvania Street
                           Indianapolis, Indiana 46204

                  REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM
                         Cohen Fund Audit Services, Ltd.
                         800 Westpoint Pkwy., Suite 1100
                              Westlake, Ohio 44145

                                  LEGAL COUNSEL
                               Thompson Coburn LLP
                               One U.S. Bank Plaza
                            St. Louis, Missouri 63101

                                    CUSTODIAN
                            Huntington National Bank
                                41 South High St.
                              Columbus, Ohio 43215

                          ADMINISTRATOR, TRANSFER AGENT
                               AND FUND ACCOUNTANT
                           Unified Fund Services, Inc.
                           431 N. Pennsylvania Street
                           Indianapolis, Indiana 46204

This report is intended only for the information of shareholders or those who have received the Funds' prospectus, which contains information about each Fund's management fee and expenses. Please read the prospectus carefully before investing.

                Distributed by Unified Financial Securities, Inc.
                                Member NASD/SIPC

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

      (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
      (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
      (3) Compliance with applicable governmental laws, rules, and regulations;
      (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
      (5)   Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) The registrant's Board of Trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered the possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   AUDIT FEES

      FY 2005                 $ 23,975
      FY 2006                 $ 31,000

(b)   AUDIT-RELATED FEES
                              Registrant
                              ----------
      FY 2005                 $ 0
      FY 2006                 $ 0
      Nature of the fees:

(c)   TAX FEES Registrant

      FY 2005                 $ 2,700
      FY 2006                 $ 5,700
      Nature of the fees:     prepare tax returns

(d)   ALL OTHER FEES
                              Registrant
                              ----------
      FY 2005                 $ 0
      FY 2006                 $ 0
      Nature of the fees:

(e)   (1)   AUDIT COMMITTEE'S PRE-APPROVAL POLICIES

                  The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors' specific representations as to their independence;

      (2)   PERCENTAGES OF SERVICES APPROVED BY THE AUDIT COMMITTEE

                                      Registrant
                                      ----------
            Audit-Related Fees:       100%
            Tax Fees:                 100%
            All Other Fees:           100%

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                        Registrant
                        ----------
      FY 2005           $ 0
      FY 2006           $ 0

(h) Not applicable. The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES. NOT APPLICABLE - applies to listed companies only

ITEM 6. SCHEDULE OF INVESTMENTS. NOT APPLICABLE - schedule filed with Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. NOT APPLICABLE - applies to closed-end funds only

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END INVESTMENT COMPANIES. NOT APPLICABLE - applies to closed-end funds only

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. NOT APPLICABLE - applies to closed-end funds only

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of June 13, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)      Code is filed herewith.

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not Applicable - there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By
* /s/ Anthony Ghoston
--------------------------------------------------------------------
      Anthony Ghoston, President

Date  8/29/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
* /s/ Anthony Ghoston
--------------------------------------------------------------------
      Anthony Ghoston, President

Date  8/29/2006

By
* /s/ Terry Gallagher
--------------------------------------------------------------------
      Terry Gallagher, Interim Chief Financial Officer and Treasurer

Date  8/29/2006